                                                                EXHIBIT (c)(1)


                    Presentation to the Board of Directors of
                            FAIR GROUNDS CORPORATION


                        [FAIR GROUNDS CORPORATION LOGO]


                          VALUATION OF COMMON STOCK FOR
                    PURPOSES OF PROPOSED REVERSE STOCK SPLIT
                                 August 29, 2000

TABLE OF CONTENTS

     I.   INTRODUCTION

     II.  SCOPE OF ANALYSIS

     III. COMPANY OVERVIEW

     IV.  VALUATION OVERVIEW

     V.   VALUATION ANALYSIS

     VI.  CONCLUSION


                                                              DUFF & PHELPS, LLC

APPENDICES

     A.   Comparable Public Company Descriptions

     B.   Comparable Public Company Financial and Market Summary

     C.   Fair Grounds Stock Price and Volume Graph

     D.   Fair Grounds Corporation Historical Financial Statements


                                                              DUFF & PHELPS, LLC

I.    INTRODUCTION

      - The board of directors of Fair Grounds Corporation ("Fair Grounds" or the "Company") is considering a reverse stock split (the "Proposed Reverse Stock Split"), in which the Company would cash out all fractional shares resulting from the reverse stock split. The fractional shares will be cashed out at a price established by the board of directors. The Company has engaged Duff & Phelps, LLC ("Duff & Phelps") as an independent financial advisor to determine the fair market value of the common stock in connection with the Proposed Reverse Stock Split.

      - There are currently more than 400 shareholders of record of the Company's common stock. After the Proposed Reverse Stock Split, it is expected that there will be less than 100 shareholders.

      - Fair Grounds Corporation, which was incorporated in 1941, is the owner of the Fair Grounds Race Course in New Orleans, Louisiana, at which thoroughbred horse racing, off-track betting and video poker gaming are conducted. The Fair Grounds Race Course currently is in its 128th racing season, making it the third oldest thoroughbred racing track in the United States.

      - The Management Group consists of Marie G. Krantz, Chairman and Treasurer, Bryan G. Krantz, President and General Manager, Vickie L. Krantz, Assistant General Manager.


                                                              DUFF & PHELPS, LLC
                                      - 1 -

II.   SCOPE OF ANALYSIS

      Duff & Phelps conducted the following actions and analyses:

      - Held discussions with Bryan Krantz and Will Bienvenu regarding Fair Grounds' history and future prospects;

      - Toured Fair Grounds Race Course with onsite OTB and one offsite OTB facility;

      -     Reviewed and analyzed Fair Grounds' historical financial statements:

            - Audited financial statements on SEC Form 10K for the fiscal years ending October 31, 1994 to 1999

            - Unaudited financial statements on SEC Form 10Q for the periods ending April 30, 1999 to 2000

            - Internal unaudited statements provided by the Company for the period ending July 2000;

      -     Performed a discounted cash flow analysis;

      - Analyzed a group of seven publicly-traded gaming companies to analyze the industry's financial performance, growth, and valuation multiples;

      - Reviewed recent stock price and volume trading activity of Fair Grounds' common stock.

                                                              DUFF & PHELPS, LLC
                                      - 2 -

III.  COMPANY OVERVIEW

      - The Company's live racing meet is conducted annually at the Fair Grounds Race Course over 88 racing days, generally from Thanksgiving Day to late March.

      - The Company's live races are simulcasted to its off track betting facilities ("Tele-tracks") and to other facilities located both inside and outside Louisiana.

      - In addition to its live racing operations, the Company operates off-track betting facilities, at locations in St. Bernard, Jefferson, St. John and LaFourche Parishes, Louisiana, as well as a tele-track facility located at the Fair Grounds Race Course. Through Finish Line Management Corporation, an affiliate, the Company operates five tele-track facilities in Terrebonne, St. Tammany and Jefferson Parishes, Louisiana.

            - At each location, the Company makes available pari-mutuel wagering and food and beverage services to the public and receives revenues from such services.

            - Video poker wagering is conducted at all locations other than the two facilities located in St. Tammany Parish.

      - For two weekends each year, after the Company's live racing meet has concluded, the infield of the Fair Grounds Race Course is used by a non-profit organization in New Orleans to host a Jazz and Heritage Festival. As compensation for the use of its facilities, the Company receives all revenues from certain beverage concessions during the Festival.

                                                              DUFF & PHELPS, LLC
                                      - 3 -

III.  COMPANY OVERVIEW


      - The Company recently closed the tele-track facility on Bourbon Street in New Orleans, and is planning to build a tele-track in Harahan Parish.

      - The Company is exploring new opportunities to supplement its off-track betting operations. Specifically, the Company is pursuing an account wagering program.

            - Account wagering enables an individual to place bets on Fair Grounds' or other races by telephone or over the Internet.

            - Source market fees would allow Fair Grounds to retain a fee when a resident within a certain distance of the racetrack places a wager through an out-of-state facility on a Fair Grounds race (i.e. When a person from New Orleans calls Churchill Downs to bet on a Fair Grounds race, Fair Grounds would receive a portion of the wager).

      - The Company's stock trades over-the-counter in the United States, but trading activity is minimal.

            - From June, 1999 to June, 2000, the stock (symbol FGNO) has traded between $30.50 and $45.00 a share, with the high being achieved on June 26, 2000, the latest trading activity for the stock.

            - Trading volume has totaled 42,500 shares over that span, reaching a high for one day of 5,800 shares on August 20, 1999.

            - Refer to the graph in Appendix C for more detailed stock price and volume history for the last year.

                                                              DUFF & PHELPS, LLC
                                      - 4 -

IV.   VALUATION OVERVIEW

      - The valuation basis of Fair Grounds' common stock was based on a marketable minority interest basis.

      -     We performed two valuation methodologies including:

            -     Discounted Cash Flow Analysis ("DCF");

                  - Project free cash flows (FCFs) - cash available to invest in the business, service debt, or distribute to investors; cash flows should represent a weighted average of several likely scenarios for future performance

                  - Duff & Phelps uses a 10-year projection period which is intended to capture the primary growth phase of the subject company

                  - Project a continuing value - value of business after the projection period; growth assumption into perpetuity is based on inflationary or overall economic growth

                  - Discount FCFs and continuing value to the present using the rate of return that investors would require on an investment in the company, resulting in an enterprise value of the company

                  - Discount rates determined by a combination of theoretical models, the required rates of return for various classes of investors, and the judgment of Duff & Phelps based on our experience in securities valuation

            -     Comparable Public Company Analysis analyzing seven gaming;

                  - Select a group of publicly traded companies that could be considered comparable, in whole or in part, to the subject company

                  - No single company will be exactly comparable to the subject company

                                                              DUFF & PHELPS, LLC
                                      - 5 -

V.    VALUATION ANALYSIS - DISCOUNTED CASH FLOW

      -     Our valuation results are summarized below:

            -     DCF overview

                  -     Assumptions based on management's expectations;

                  - DCF includes adjustments primarily for one-time start-up expenses for the new OTB facility, the addition of business through account wagering, and expected cash needs;

                  - Discount rate of 13.0% based on 95% equity and 5% debt capital structure.

            -     DCF valuation analysis (figures rounded)

                  -     Enterprise Value        $16,900,000 - $18,700,000

                  -     Equity Value            $17,900,000 - $19,700,000

                  -     VALUE PER SHARE         $38.20 - $42.00


                      DISCOUNTED CASH FLOW ANALYSIS SUMMARY
                      ($ IN 000S EXCEPT PER SHARE NUMBERS)


            Discount Rate                             13.50%        13.00%        12.50%
                                                    -------       -------       -------

            Enterprise Value                        $16,915       $17,750       $18,673
            Less:  Value of debt                        369           369           369
            Plus:  Excess cash and equivalents        1,350         1,350         1,350
                                                    -------       -------       -------
            Equity Value                            $17,895       $18,731       $19,653
                                                    =======       =======       =======

            PRICE PER SHARE                         $ 38.19       $ 39.97       $ 41.94

                                                              DUFF & PHELPS, LLC
                                      - 6 -

V.    VALUATION ANALYSIS - COMPARABLE PUBLIC COMPANY

      - Our comparable company analysis included seven companies we deemed comparable to Fair Grounds, including Anchor Gaming, Autotote Corp., Canterbury Park Holding Corp., Churchill Downs, Inc., Colonial Downs Holdings, Dover Downs Entertainment, and Penn National Gaming. The table below summarizes the comparable companies.

      - Fair Grounds is considerably smaller in terms of revenues than the comparable group except for Canterbury Park and Colonial Downs. While the Company is similar to Canterbury Park and Colonial Downs in growth of revenues, it is near or at the bottom of the range in revenue growth and when comparing EBITDA margins (excluding Jazz & Heritage Festival income).

                                                                               LTM REVENUES
               COMPANY           DESCRIPTION                                  ($ IN MILLIONS)
               -------------     --------------------------                   ---------------
               Anchor Gaming     Diversified gaming company                        $446
               Autotote Corp.    Pari-mutuel equipment and services                 213
               Canterbury Park   Horse racing facility                               20
               Churchill Downs   Hosts Kentucky Derby                               314
               Colonial Downs    Operates racetrack & OTB facilities                 29
               Dover Downs       Owns racing, motorsport and gaming facilities      246
               Penn National     Operates gaming facilities                         207

                                                              DUFF & PHELPS, LLC
                                      - 7 -

V.    VALUATION ANALYSIS - COMPARABLE PUBLIC COMPANY

      - Duff & Phelps' comparable company analysis focused primarily on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA") as the most appropriate valuation benchmark.

      - Our comparable company valuation conclusion valued Fair Grounds at the lower end of the comparable public company range due to relative differences in Fair Grounds' size, growth prospects, limited diversity of its business lines, and profitability. The table on the following page summarizes the comparable analysis and valuation multiples selected for Fair Grounds.

                                                              DUFF & PHELPS, LLC
                                      - 8 -

V.  VALUATION ANALYSIS - COMPARABLE PUBLIC COMPANY

                   COMPARABLE PUBLIC COMPANY VALUATION SUMMARY
                                  ($ IN 000'S)



                                                                  LTM              Projected
                                                                 EBITDA              EBITDA
                                                               ----------          ----------
Public Comparable Multiple Range                               5.3x - 7.5x         5.0x - 6.5x
Median Public Comparable Multiple                                     7.1x                6.1x
Selected Fair Grounds Multiple                                        7.0x                6.0x
Fair Grounds Performance (a)                                   $    2,804          $    3,503
  - IMPLIED ENTERPRISE VALUE                                       19,626              21,016
      - Note Payable                                                 (369)               (369)
      - PV of Deferred Income Tax Liability                        (2,060)             (2,060)
      + Excess Cash and Equivalents                                 1,350               1,350
                                                               ----------          ----------
      = NET EQUITY VALUE                                       $   18,547          $   19,937
        EQUITY VALUE PER SHARE                                 $    39.60          $    42.50

(a) Includes the Jazz and Heritage Festival income. Adjusted for expenses associated with a new OTB facility and account wagering.

-  COMPARABLE COMPANY VALUATION ANALYSIS RANGE:     $40.00 TO $43.00 PER SHARE


                                                              DUFF & PHELPS, LLC

VI.  CONCLUSION

- Based on the valuation analyses presented above, the value of the Company's common stock ranges from approximately $38.00 to $42.00 per share.

                            FAIR GROUNDS CORPORATION
                              VALUATION CONCLUSION
                     ($ IN 000'S EXCEPT PER SHARE NUMBERS)

                                                         Equity Value Range
                                                     -------------------------
Discounted Cash Flow Analysis                        $ 17,895         $ 19,653
Comparable Company Analysis                          $ 19,937         $ 18,547

Duff & Phelps' Conclusion                            $ 18,000         $ 19,500

Shares Outstanding                                    468,580          468,580

EQUITY VALUE PER SHARE CONCLUSION                    $  38.41         $  41.62


                                                              DUFF & PHELPS, LLC

                            FAIR GROUNDS CORPORATION
                ANALYSIS OF PUBLICLY TRADED COMPARABLE COMPANIES
                                   MARKET DATA
                        ($ IN MILLIONS EXCEPT PER SHARE)
                                 AUGUST 1, 2000


----------------------------------------------------------------------------------------------------

                                         Stock Price
                             Common   -----------------                         Current    Current
                             Stock     52 - Week Range    Primary   Indicated   Dividend   Dividend
                             Price     High        Low     Market   Dividend     Yield      Payout
====================================================================================================
Anchor Gaming (SLOT)         54.000   64.438     31.000      NSDQ     $0.00       0.0%       0.0%
Autotote Corp. (TTE)          4.000    5.750      2.188       ASE      0.00       0.0        0.0
Canterbury Park (TRAK)        8.625   11.938      4.813      NSDQ      0.00       0.0        0.0
Churchill Downs (CHDN)       23.000   29.000     20.000      NSDQ      0.50       2.2       36.0
Colonial Downs (CDWN)         0.813    2.000      0.750      NSDQ      0.00       0.0        0.0
Dover Downs (DVD)            11.375   20.000     10.938      NYSE      0.18       1.6       20.9
Penn National (PENN)         13.625   15.750      6.813      NSDQ      0.00       0.0        0.0


                                                                            % Debt to
                             Shares Out-   Equity   Total   Capitalized    Capitalized
                              standing     Value     Debt      Value*         Value
=======================================================================================

Anchor Gaming (SLOT)           11.539       $623     $231       $822          28.1%
Autotote Corp. (TTE)           36.848        147      171        315           54.3
Canterbury Park (TRAK)          3.439         30        0         28            1.6
Churchill Downs (CHDN)          9.854        227      170        386           43.9
Colonial Downs (CDWN)           7.267          6       18         21           84.0
Dover Downs (DVD)              37.428        426       36        449            8.0
Penn National (PENN)           14.926        203       95        287           33.2
---------------------------------------------------------------------------------------

S & P 500                   1,438.100
DJ Industrial Avg          10,606.950

-------------------------------------------------------------------------------

* Equity value plus debt, preferred stock, and minority interest, less cash and equivalents.

Sources:  Standard & Poor's Compustat Services, Inc.and First Call Corporation.

                            FAIR GROUNDS CORPORATION
                ANALYSIS OF PUBLICLY TRADED COMPARABLE COMPANIES
                              OPERATING PERFORMANCE
                        ($ IN MILLIONS EXCEPT PER SHARE)
                                 AUGUST 1, 2000


-----------------------------------------------------------------------------------------------------------------------------------

                             Earnings Per Share                Operating Cash Flow*
                       -------------------------------  ---------------------------------   Latest      Book            Projected
                         Latest    Projected   3-Year    Latest      Projected     3-Year  12 Months'   Value     LTM     EPS for
                       12 Months  Fiscal Year  Average  12 Months  Fiscal Year**  Average   Revenues  Per Share  Ended  Year Ending
===================================================================================================================================
Anchor Gaming (SLOT)     $4.54      $5.96       $4.20    $154.2        $165.2     $100.6      $446     $21.97    Mar00     Jun01
Autotote Corp. (TTE)      0.16         NA       -0.31      44.9            NA       34.0       213      -1.23    Apr00
Canterbury Park (TRAK)    0.02         NA        0.10       1.0            NA        1.3        20       2.59    Mar00
Churchill Downs (CHDN)    1.39       1.96        1.46      51.3          59.4       28.6       314      14.64    Jun00     Dec00
Colonial Downs (CDWN)    -0.25         NA       -0.29       2.9            NA        0.6        29       4.86    Mar00
Dover Downs (DVD)         0.86       1.01        0.66      64.1          72.1       41.3       246       5.82    Jun00     Dec00
Penn National (PENN)      1.05       1.36        0.47      40.0          48.4       23.9       207       4.69    Jun00     Dec00

----------------------------------------------------------------------------------------------------------------------------------

S & P 500                50.94      58.00
DJ Industrial Avg       499.06     507.00


-------------------------------------------------------------------------------
*    Operating income plus depreciation and amortization.
**   As projected by Duff & Phelps, LLC.

Note: Excludes special items.

Sources:  Standard & Poor's Compustat Services, Inc.and First Call Corporation.

                            FAIR GROUNDS CORPORATION
                ANALYSIS OF PUBLICLY TRADED COMPARABLE COMPANIES
                              VALUATION MULTIPLES
                                 AUGUST 1, 2000

                                                                                Capitalized Value as a Multiple of
                                         Price as a Multiple of            --------------------------------------------
                                           Earnings Per Share                      Operating Cash Flow                    Price as a
                           ----------------------------------------------- --------------------------------                Multiple
                                                                  LTM                                           Latest        of
                             Latest    Projected     3-Year   Relative to   Latest     Projected     3-Year   12 Months'     Book
                           12 Months  Fiscal Year   Average     S&P 500    12 Months  Fiscal Year   Average    Revenues      Value
====================================================================================================================================
Anchor Gaming (SLOT)          11.9x        9.1x       12.9x       42.2x        5.3x        5.0x        8.2x        1.8x        2.5x
Autotote Corp. (TTE)          25.3          NA          NM        89.7         7.0          NA         9.3         1.5          NM
Canterbury Park (TRAK)          NM          NA          NM          NM          NM          NA          NM         1.4         3.3
Churchill Downs (CHDN)        16.5        11.7        15.8        58.6         7.5         6.5        13.5         1.2         1.6
Colonial Downs (CDWN)           NM          NA          NM          NM         7.2          NA          NM         0.7         0.2
Dover Downs (DVD)             13.2        11.3        17.2        46.9         7.0         6.2        10.9         1.8         2.0
Penn National (PENN)          12.9        10.0        29.3        45.8         7.2         5.9        12.0         1.4         2.9

Range - High                  25.3        11.7        29.3        89.7         7.5         6.5        13.5         1.8         3.3
        Low                   11.9         9.1        12.9        42.2         5.3         5.0         8.2         0.7         0.2

Mean                          16.0        10.5        18.8        56.6         6.9         5.9        10.8         1.4         2.1
Median                        13.2        10.6        16.5        46.9         7.1         6.1        10.9         1.4         2.2

----------------------------------------------------------------------------------------------------------------------------------

S & P 500                     28.2        24.8
DJ Industrial Avg             21.3        20.9


-------------------
*   Operating income plus depreciation and amortization.

Sources: Standard & Poor's Compustat Services, Inc. and First Call Corporation.

                            FAIR GROUNDS CORPORATION
                       COMPARATIVE FINANCIAL PERFORMANCE
                               FINANCIAL PROFILE
                                  1999 - 2000

                                                  ANCHOR         AUTOTOTE       CANTERBURY        CHURCHILL        COLONIAL
                                                  GAMING       CORPORATION         PARK             DOWNS           DOWNS
                                                  ------       -----------      ----------        ---------        --------
Quarterend Month (LTM)                              Mar00            Apr00           Mar00            Jun00           Mar00
LTM (IN MILS EXCEPT PER SHARE)
   Revenues                                      $445.827         $213.043         $20.453         $314.207         $29.227
   EBITDA                                         154.240           44.885           0.996           51.348           2.922
   Pretax Income                                  102.749            6.907           0.245           23.850          -1.840
   Net Income                                      55.002            5.979           0.088           13.895          -1.840
   Net Per Share - Diluted                           4.54             0.16            0.02             1.39           -0.25


Fiscal Yearend Month                                Jun99            Oct99           Dec99            Dec99           Dec99
1999 (IN MILS EXCEPT PER SHARE)
   Revenues                                      $248.931         $211.148         $20.331         $258.427         $29.351
   EBITDA                                         118.695           40.537           1.341           43.819           3.540
   Pretax Income                                  105.099            2.156           0.558           25.855          -1.139
   Net Income                                      58.094            1.347           0.437           14.976          -1.139
   Net Per Share - Diluted                           4.67             0.04            0.13             1.72           -0.16


First Call Estimates Date                        06/30/00                                          07/06/00
Next Fiscal Yearend Date                             6/00                                             12/00
Projected Next Fiscal Year Net Per Share             5.34                                              1.69
Projected Second Fiscal Year Net Per Share           5.96                                              1.96
Range Next FY Net Per Share                     5.30/5.36                                         1.68/1.70
Range Second FY Net Per Share                   5.84/6.08                                         1.92/1.99
First Call # of Analyst Year 1                          3                                                 2
First Call # of Analyst Year 2                          3                                                 2
First Call LT Median Growth Rate                       13                                              14.3

                                                    DOVER             PENN           FAIR
                                                    DOWNS           NATIONAL        GROUNDS
                                                    -----           --------        -------
Quarterend Month (LTM)                                Jun00            Jun00           Apr00
LTM (IN MILS EXCEPT PER SHARE)
   Revenues                                        $245.872         $207.276         $42.570
   EBITDA                                            64.081           39.980           1.004
   Pretax Income                                     54.472           25.102           0.566
   Net Income                                        31.925           16.004           0.271
   Net Per Share - Diluted                             0.86             1.05            0.58


Fiscal Yearend Month                                  Jun99            Dec99           Oct00
1999 (IN MILS EXCEPT PER SHARE)
   Revenues                                        $207.932         $170.360         $41.795
   EBITDA                                            54.221           29.629           0.020
   Pretax Income                                     45.771           13.795          -0.355
   Net Income                                        26.891            8.720          -0.509
   Net Per Share - Diluted                             0.74             0.57           -1.09


First Call Estimates Date                          07/25/00         07/26/00
Next Fiscal Yearend Date                               6/01            12/00
Projected Next Fiscal Year Net Per Share               1.01             1.22
Projected Second Fiscal Year Net Per Share             1.18             1.36
Range Next FY Net Per Share                       1.00/1.02        1.21/1.23
Range Second FY Net Per Share                     1.15/1.20        1.35/1.37
First Call # of Analyst Year 1                            5                2
First Call # of Analyst Year 2                            2                2
First Call LT Median Growth Rate                         20             32.1

Note:  Adjusted for special items.

Source: Standard & Poor's Compustat Services, Inc.

                            FAIR GROUNDS CORPORATION
                       COMPARATIVE FINANCIAL PERFORMANCE
                                     GROWTH
                                  1995 - 2000

                                  ANCHOR    AUTOTOTE     CANTERBURY   CHURCHILL   COLONIAL    DOVER       PENN         FAIR
                                  GAMING   CORPORATION      PARK        DOWNS      DOWNS      DOWNS     NATIONAL      GROUNDS
                                  ------   -----------   ----------   ---------   --------    -----     --------      -------
REVENUES (%)
   LTM                             77.6        13.7          5.9         88.9       -1.6       18.2       30.5          2.6
   1999                             7.3        32.5          5.9         75.4       -0.7       47.5       10.6         13.6
   1998                            50.9         1.3          5.5         23.9       24.9       38.6       38.1         18.7
   1997                            32.0       -10.7          4.8         10.2         NM       80.3       77.5         12.7
   1996                            19.6        15.0           NM         16.7         NA         NA        8.9         19.4
   1995                            77.9         2.8           NM         40.2         NA         NA       25.3          2.9

   Five-Year CAGR                  35.4         7.2           NA         31.4         NA         NA       29.9         13.3

EBITDA (%)
   LTM                             25.6        39.5        -30.5        101.4         NM       18.2       61.1           NM
   1999                            -0.2        42.5         -4.1         91.4         NM       36.7       15.6           NM
   1998                            85.5       -13.8         20.4         20.7         NM       32.0       55.5           NM
   1997                            68.8         2.0          5.6         16.0         NM       59.3       51.3           NM
   1996                            35.4        44.3           NM         11.0         NA         NA       19.2           NM
   1995                            71.3        43.0           NM         15.1         NA         NA       79.0           NM

   Five-Year CAGR                  48.6        20.9           NA         27.9         NA         NA       42.2           NA

NET INCOME (%)
   LTM                            -19.9          NM        -79.9         50.7         NM       18.7      153.0           NM
   1999                           -15.1          NM          0.7         42.4         NM       22.7       17.3           NM
   1998                            85.1          NM        219.1         15.0         NM       33.0       41.8           NM
   1997                            65.5          NM         91.5         13.3         NM       64.9       -4.8        -21.7
   1996                            39.8          NM           NM         30.1         NA         NA       10.3           NM
   1995                            53.2          NM           NM          0.6         NA         NA       83.8           NM

   Five-Year CAGR                  41.0          NA           NA         19.4         NA         NA       26.3           NA

DILUTED EARNINGS PER SHARE (%)
   LTM                            -16.3          NM        -83.3         15.8         NM       16.2      147.9           NM
   1999                           -10.1          NM         -7.1         22.9         NM        5.7       18.7           NM
   1998                            90.5          NM        250.0         12.0         NM       29.6       42.6           NM
   1997                            48.3          NM        100.0         15.2         NM       56.5      -13.0        -23.8
   1996                            31.4          NM           NM         32.3         NA         NA        2.6           NM
   1995                            13.6          NM           NM          0.6         NA         NA       78.1           NM

   Five-Year CAGR                  30.5          NA           NA         16.1         NA         NA       21.9           NM


Note:  Adjusted for special items.

Source: Standard & Poor's Compustat Services, Inc.

                            FAIR GROUNDS CORPORATION
                       COMPARATIVE FINANCIAL PERFORMANCE
                              PROFITABILITY RATIOS
                                  1995 - 2000

                               ANCHOR     AUTOTOTE   CANTERBURY  CHURCHILL   COLONIAL    DOVER        PENN      FAIR
                               GAMING   CORPORATION     PARK       DOWNS       DOWNS     DOWNS      NATIONAL   GROUNDS
                               ------   -----------  ----------  ---------   --------    -----      --------   -------
GROSS MARGINS (%)
   LTM                          51.9        33.8         4.9       24.2        25.4       30.9        19.3       13.2
   1999                         64.5        32.1         6.6       24.1        28.5       31.5        16.8       15.2
   1998                         66.2        34.3         7.3       23.1        14.4       31.3        16.4       13.0
   1997                         57.0        39.1         6.4       23.6        18.3       32.6        14.5       14.4
   1996                         50.7        36.1         6.3       23.3        14.7       37.5        17.3       14.2
   1995                         50.3        38.5         6.3       25.0          NA         NA        15.8       11.1

   Five-Year Average            57.8        36.0         6.6       23.8          NA         NA        16.2       13.6

EBITDA MARGINS (%)
   LTM                          34.6        21.1         4.9       16.3        10.0       26.1        19.3        2.4
   1999                         47.7        19.2         6.6       17.0        12.1       26.1        17.4        0.0
   1998                         51.3        17.9         7.3       15.5        -6.8       28.1        16.6       -1.6
   1997                         41.7        21.0         6.4       15.9         0.8       29.6        14.8        1.2
   1996                         32.6        18.4         6.3       15.2        -2.2       33.4        17.3       -1.8
   1995                         28.8        14.6         0.4       15.9          NA         NA        15.8       -6.8

   Five-Year Average            40.4        18.2         5.4       15.9          NA         NA        16.4       -1.8

EBIT MARGINS (%)
   LTM                          25.2        10.8         1.1       11.6         3.6       22.6        15.0       -1.4
   1999                         40.7         8.7         2.8       12.6         5.8       22.7        12.3       -4.2
   1998                         45.8        -0.7         2.6       11.6       -12.2       26.2        12.9       -6.6
   1997                         36.0        -2.4         1.7       12.1        -2.0       27.5        11.2       -3.9
   1996                         29.1        -4.8         1.7       11.4        -5.5       30.8        15.1       -8.4
   1995                         25.5        -8.5        -3.8       11.1          NA         NA        14.3      -14.6

   Five-Year Average            35.4        -1.5         1.0       11.8          NA         NA        13.1       -7.5

NET INCOME MARGINS (%)
   LTM                          12.3         2.8         0.4        4.4        -6.3       13.0         7.7        0.6
   1999                         23.3         0.6         2.1        5.8        -3.9       12.9         5.1       -1.2
   1998                         29.5        -9.9         2.3        7.1       -17.9       15.5         4.8       -0.8
   1997                         24.0       -11.7         0.7        7.7         0.0       16.2         4.7        2.5
   1996                         19.2       -16.5         0.4        7.5        -7.6       17.7         8.8        3.6
   1995                         16.4       -25.4        -5.0        6.7          NA         NA         8.7       -4.0

   Five-Year Average            22.5       -12.6         0.1        7.0          NA         NA         6.4        0.0


Note:  Adjusted for special items.

Source: Standard & Poor's Compustat Services, Inc.

                            FAIR GROUNDS CORPORATION
                       COMPARATIVE FINANCIAL PERFORMANCE
                                    RETURNS
                                  1995 - 2000

                                          ANCHOR    AUTOTOTE    CANTERBURY  CHURCHILL   COLONIAL    DOVER       PENN       FAIR
                                          GAMING   CORPORATION     PARK       DOWNS       DOWNS     DOWNS     NATIONAL    GROUNDS
                                          ------   -----------  ----------  ---------   --------    -----     --------    -------
RETURNS ON AVERAGE ASSETS (%)
    LTM                                    15.5         9.7         1.0        6.6        -0.1       11.4        11.5        0.6
    1999                                   15.6         6.8         4.7        7.7         0.9       16.0         8.3       -1.0
    1998                                   31.9        -4.2         5.3       11.0        -6.1       26.7         8.0       -0.6
    1997                                   21.3        -5.5         2.5       11.2         0.4       29.0         6.4        2.3
    1996                                   18.9        -9.2         2.2       10.5        -7.0         NA         9.4        4.5
    1995                                   24.0       -11.9        -7.7        8.9          NA         NA        20.4       -3.2

    Five-Year Average                      22.4        -4.8         1.4        9.9          NA         NA        10.5        0.4


RETURNS ON AVERAGE INVESTED CAPITAL (%)
    LTM                                    17.6        13.3         1.2        8.4        -0.1       13.4        12.7        0.7
    1999                                   18.1         9.9         5.4        9.4         1.0       19.3         9.1       -1.3
    1998                                   35.8        -5.6         6.2       15.3        -7.3       34.8         8.7       -0.8
    1997                                   23.0        -7.0         2.9       16.8         0.6       39.2         7.1        3.0
    1996                                   20.6       -11.4         2.5       15.2       -13.3         NA        10.7        6.5
    1995                                   26.4       -14.5        -9.6       12.1          NA         NA        25.8       -5.3

    Five-Year Average                      24.8        -5.7         1.5       13.8          NA         NA        12.3        0.4


RETURNS ON AVERAGE COMMON EQUITY (%)
    LTM                                    22.8          NM         1.1       12.6        -5.1       16.4        24.3        0.8
    1999                                   27.0          NM         5.8       14.7        -3.2       22.0        13.9       -1.8
    1998                                   35.8          NM         6.8       17.7       -14.4       34.9        13.2       -1.2
    1997                                   23.3          NM         2.3       18.1         0.0       41.8        12.8        4.6
    1996                                   21.2          NM         1.2       17.1      -192.5         NA        22.6        8.6
    1995                                   28.6          NM       -14.4       14.0          NA         NA        27.4       -8.2

    Five-Year Average                      27.2          NA         0.3       16.3          NA         NA        18.0        0.4


Note:  Adjusted for special items.

Source: Standard & Poor's Compustat Services, Inc.

                            FAIR GROUNDS CORPORATION
                        COMPARATIVE FINANCIAL PERFORMANCE
                            LATEST BALANCE SHEET DATA
                                      2000


                                      ANCHOR      AUTOTOTE   CANTERBURY  CHURCHILL   COLONIAL     DOVER       PENN        FAIR
                                      GAMING    CORPORATION    PARK        DOWNS      DOWNS       DOWNS      NATIONAL    GROUNDS
                                     --------   -----------  ----------  ---------   --------    --------    --------    --------

                                       Mar00      Apr00         Mar00       Jun00       Mar00       Jun00      Mar00       Apr00
Current Ratio                             1.7         1.0         1.0         0.9         0.1         0.7         0.8         1.5
Quick Ratio                               1.1         0.7         0.8         0.4         0.1         0.6         0.6         1.3


Total Assets (millions)              $552.472    $172.438    $ 11.199    $423.687    $ 68.111    $316.778    $197.579    $ 46.383
Cash and Cash Equivalents              33.157       3.381       1.709      10.000       2.536      12.413      11.430      *1.350


Total Invested Capital (millions)    $485.375    $127.692    $  9.381    $329.373    $ 53.004    $269.983    $178.294    $ 41.179
     Total Debt                       230.569     171.247       0.462     169.562      17.664      36.125      95.452       0.500
     Deferred Taxes                     0.000       1.615       0.000      15.569       0.000      16.067      12.881       9.653
     Minority Interest                  1.322       0.000       0.000       0.000       0.000       0.000       0.000       0.000
     Preferred Stock                    0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000
     Common Equity                    253.484     -45.170       8.919     144.242      35.340     217.791      69.961      31.026

Total Invested Capital (percent)
     Total Debt                            48         134           5          51          33          13          54           1
     Deferred Taxes                         0           1           0           5           0           6           7          23
     Minority Interest                      0           0           0           0           0           0           0           0
     Preferred Stock                        0           0           0           0           0           0           0           0
     Common Equity                         52         -35          95          44          67          81          39          75


Source: Standard & Poor's Compustat Services, Inc.
* Cash and equivalents less accrued liabilities.

                            FAIR GROUNDS CORPORATION
                    COMPARATIVE COMBINED STATEMENT OF INCOME
                       YEARS ENDED OCTOBER 31, 1994 - 1999

                                               1999           1998           1997           1996          1995
                                           -----------    -----------    -----------    -----------    -----------
Revenues
  Pari-mutuel commissions                  $25,290,751    $23,751,342    $20,832,282    $18,944,758    $15,766,962
  Breakage                                     698,018        518,822        481,554        439,204        355,283
  Uncashed mutuel tickets                      540,124        476,740        404,405        330,754        229,358
                                           -----------    -----------    -----------    -----------    -----------
      Total                                 26,528,893     24,746,904     21,718,241     19,714,716     16,351,603

  Less: pari-mutuel tax                      3,330,231      3,164,575      2,792,092      2,570,018      2,204,735
                                           -----------    -----------    -----------    -----------    -----------
  Commission income                         23,198,662     21,582,329     18,926,149     17,144,698     14,146,868

  Host track fees                           10,311,004      7,100,025      5,733,544      4,410,727      3,878,400
                                           -----------    -----------    -----------    -----------    -----------
      Total mutuel income                   33,509,666     28,682,354     24,659,693     21,555,425     18,025,268

  Concessions                                2,272,073      2,194,788      1,485,227      1,467,187      1,596,941
  Admissions (net of taxes)                    697,627        753,069        296,870        351,569        339,319
  Parking                                       56,606         45,090         20,581         14,967         14,401
  Video poker                                2,980,435      2,899,761      2,346,677      1,955,551      1,132,127
  Programs and forms                         1,455,005      1,598,562      1,491,628      1,474,947      1,317,547
  Miscellaneous                                823,189        611,467        679,583        676,854        605,428
                                           -----------    -----------    -----------    -----------    -----------
      Total operating revenues              41,794,601     36,785,091     30,980,259     27,496,500     23,031,031

Racing expenses                             35,427,824     31,994,071     26,509,588     23,580,253     20,452,404
                                           -----------    -----------    -----------    -----------    -----------
      Gross profit                           6,366,777      4,791,020      4,470,671      3,916,247      2,578,627

General and administrative expenses          6,346,577      5,367,499      4,102,538      4,419,333      4,144,792
                                           -----------    -----------    -----------    -----------    -----------
      EBITDA                                    20,200       -576,479        368,133       -503,086     -1,566,165

Depreciation                                 1,763,051      1,847,867      1,589,041      1,810,257      1,797,256
                                           -----------    -----------    -----------    -----------    -----------
      EBIT                                  -1,742,851     -2,424,346     -1,220,908     -2,313,343     -3,363,421

Other income (expense)
  Jazz and Heritage Festival income-net      1,249,042      1,376,973      1,048,753      1,534,971      1,153,749
  Video poker franchise fee                          0              0      1,921,362      2,888,962        703,488
  Interest expense                             -19,783        -19,752       -266,435       -791,566        -12,318
  Interest income                              158,545        130,821         78,352         31,990         95,825
  Other                                       -988,789        -24,767        -35,147       -176,420        506,101
                                           -----------    -----------    -----------    -----------    -----------
      Pretax income                         -1,343,836       -961,071      1,525,977      1,174,594       -916,576

Income tax provision (benefit)                -236,256       -645,355        775,288        294,896       -300,460
                                           -----------    -----------    -----------    -----------    -----------
      NET INCOME                           $-1,107,580    $  -315,716    $   750,689    $   879,698    $  -616,116
                                           ===========    ===========    ===========    ===========    ===========

Source: Audited financial statements.

                            FAIR GROUNDS CORPORATION
                                MARGIN ANALYSIS
                      Years Ended October 31, 1994 - 1999

                                              1999         1998         1997         1996         1995         1994
                                             ------       ------       ------       ------       ------       ------
Revenues
  Pari-mutuel commissions                      60.5%        64.6%        67.2%        68.9%        68.5%        72.6%
  Breakage                                      1.7          1.4          1.6          1.6          1.5          1.5
  Uncashed mutuel tickets                       1.3          1.3          1.3          1.2          1.0          1.3
                                             ------       ------       ------       ------       ------       ------
      Total                                    63.5         67.3         70.1         71.7         71.0         75.5

  Less: pari-mutuel tax                         8.0          8.6          9.0          9.3          9.6         10.8
                                             ------       ------       ------       ------       ------       ------
  Commission income                            55.5         58.7         61.1         62.4         61.4         64.6

  Host track fees                              24.7         19.3         18.5         16.0         16.8         11.1
                                             ------       ------       ------       ------       ------       ------
      Total mutuel income                      80.2         78.0         79.6         78.4         78.3         75.7

  Concessions                                   5.4          6.0          4.8          5.3          6.9          7.3
  Admissions (net of taxes)                     1.7          2.0          1.0          1.3          1.5          2.1
  Parking                                       0.1          0.1          0.1          0.1          0.1          0.2
  Video poker                                   7.1          7.9          7.6          7.1          4.9          6.1
  Programs and forms                            3.5          4.3          4.8          5.4          5.7          6.5
  Miscellaneous                                 2.0          1.7          2.2          2.5          2.6          2.2
                                             ------       ------       ------       ------       ------       ------
      Total operating revenues                100.0        100.0        100.0        100.0        100.0        100.0

Racing expenses                                84.8         87.0         85.6         85.8         88.8         90.9
                                             ------       ------       ------       ------       ------       ------
      Gross profit                             15.2         13.0         14.4         14.2         11.2          9.1

General and administrative expenses            15.2         14.6         13.2         16.1         18.0         17.4
                                             ------       ------       ------       ------       ------       ------
      EBITDA                                    0.0        - 1.6          1.2        - 1.8        - 6.8        - 8.3

Depreciation                                    4.2          5.0          5.1          6.6          7.8          8.3
                                             ------       ------       ------       ------       ------       ------
      EBIT                                    - 4.2        - 6.6        - 3.9        - 8.4       - 14.6       - 16.6

Other income (expense)
  Jazz and Heritage Festival income-net         3.0          3.7          3.4          5.6          5.0          5.0
  Video poker franchise fee                     0.0          0.0          6.2         10.5          3.1          0.0
  Interest expense                              0.0        - 0.1        - 0.9        - 2.9        - 0.1        - 1.3
  Interest income                               0.4          0.4          0.3          0.1          0.4          0.8
  Other                                       - 2.4        - 0.1        - 0.1        - 0.6          2.2        - 3.1
                                             ------       ------       ------       ------       ------       ------
      Pretax income                           - 3.2        - 2.6          4.9          4.3        - 4.0       - 15.2

Income tax provision (benefit)                - 0.6        - 1.8          2.5          1.1        - 1.3        - 8.4
                                             ------       ------       ------       ------       ------       ------
      Net Income                              - 2.7%       - 0.9%         2.4%         3.2%       - 2.7%       - 6.8%
                                             ======       ======       ======       ======       ======       ======

                            FAIR GROUNDS CORPORATION
                       COMPARATIVE COMBINED BALANCE SHEET
                          As of October 31, 1994 - 1999

                                                    1999          1998          1997          1996          1995          1994
                                                 -----------   -----------   -----------   -----------   -----------   -----------
      ASSETS

Current Assets
  Cash and equivalents                           $  8,614,473  $  7,695,948  $  7,836,458  $  6,398,863  $  1,273,499  $  8,039,310
  Accounts receivable                               1,079,222     1,078,638     1,348,530       866,816       854,281       593,200
  Mutuel settlements                                  181,630       139,964        38,892        82,535       172,385        98,560
  Investment securities available for sale                  0             0       592,878       188,125       457,900     1,376,297
  Insurance proceeds available                              0             0             0             0             0       487,341
  Inventories                                         125,156       118,357        95,303        84,248        80,565        73,858
  Deferred income taxes                               103,600        59,940             0       310,940        59,940        20,940
  Refundable income taxes                                   0             0             0             0             0       566,289
  Prepaid expenses                                    468,165       437,322       353,167       425,983       557,033       360,387
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Total current assets                         10,572,246     9,530,169    10,265,228     8,357,510     3,455,603    11,616,182

  Other assets                                         53,768       283,411       125,516       101,684        71,264        34,574
  Property, plant and equipment-net                38,325,525    39,330,797    37,699,076    26,332,403    27,427,787    14,819,566
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      TOTAL ASSETS                               $ 48,951,539  $ 49,144,377  $ 48,089,820  $ 34,791,597  $ 30,954,654  $ 26,470,322
                                                 ============  ============  ============  ============  ============  ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Notes payable                                  $    109,613  $     46,894  $  5,318,903  $  9,952,223  $  3,706,143  $  1,000,000
  Accounts payable                                    849,288     1,552,141     2,254,381       651,621     5,761,215     2,205,309
  Accrued liabilities                               9,472,529     9,120,997     8,730,791     7,715,482     6,448,785     6,476,220
  Deferred revenues                                   282,970       275,701       140,840         6,000        50,149        53,580
  Income taxes payable                                  4,932       515,391       121,000        50,000             0             0
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Total current liabilities                    10,719,332    11,511,124    16,565,915    18,375,326    15,966,292     9,735,109

  Notes payable                                             0             0             0             0             0     1,000,000
  Deferred income taxes                             9,652,819     9,995,418     9,846,104     4,525,687     4,020,035     4,199,886

Stockholders' Equity
  Common stock                                      1,525,092     1,525,092     1,525,092     1,525,092     1,525,092     1,525,092
  Additional paid-in capital                        1,936,702     1,936,702     1,936,702     1,936,702     1,942,350     1,942,350
  Retained earnings                                25,153,119    24,211,566    18,254,654     8,481,440     7,601,742     8,113,858
  Unrealized loss on investment securities                  0             0        -3,122       -17,125       -54,884             0

  Less: Cost of treasury stock                         35,525        35,525        35,525        35,525        45,973        45,973
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      Net stockholders' equity                     28,579,388    27,637,835    21,677,801    11,890,584    10,968,327    11,535,327
                                                 ------------  ------------  ------------  ------------  ------------  ------------
      TOTAL LIABILITIES & STOCKHOLDERS' EQUITY   $ 48,951,539  $ 49,144,377  $ 48,089,820  $ 34,791,597  $ 30,954,654  $ 26,470,322
                                                 ============  ============  ============  ============  ============  ============

Working Capital                                  $   -147,086  $ -1,980,955  $ -6,300,687  $-10,017,816  $-12,510,689  $  1,881,073
Current Ratio                                             1.0           0.8           0.6           0.5           0.2           1.2

Source: Audited financial statements.

                            FAIR GROUNDS CORPORATION
                    COMPARATIVE COMBINED CASH FLOW STATEMENT
                       Years Ended October 31, 1995 - 1999

                                                        1999         1998         1997          1996          1995
                                                    ------------ ------------ ------------  ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                        $  1,410,133 $  5,956,912 $  9,773,214  $    879,698  $   -512,116
  Adjustments to reconcile net income to
  net cash provided by operating activities
    Depreciation and amortization                      1,763,051    1,847,867    1,589,041     1,810,257     1,797,256
    Financing charge                                     988,789            0            0             0             0
    Gain on sale of property                                   0            0     -115,602       -20,363             0
    Provision (benefit) for deferred income taxes       -407,805     -301,326    5,836,263       244,896      -218,851
    Charge for accounting change                               0            0            0             0      -104,000
    Loss (gain) on sale of investment securities               0         -725         -398        37,080        10,282
    Gain from fire                                    -3,996,370   -9,900,000  -14,321,469             0             0
    Change in assets and liabilities:
    (Increase) decrease in:
      Accounts receivable and mutuel settlements         -42,250      168,820     -438,071        91,868      -328,198
      Insurance proceeds receivable                            0            0            0             0       487,341
      Inventories                                         -6,799      -23,054      -11,055        -3,683        -6,707
      Refundable income taxes                                  0            0            0             0       566,289
      Prepaid expenses                                   -30,843      -84,155       72,816       131,050      -196,646
      Cash and cash equivalents                           -7,447    2,525,484   -2,509,773        20,980      -154,909
      Deposits and other assets                          229,643     -157,895      -23,832             0             0
    Increase (decrease) in:
      Accounts payable and accrued liabilities          -510,259      736,220      524,312        -5,541     3,582,759
      Deferred purses                                    174,010      505,646      732,124     1,026,843       165,727
      Deferred revenues                                    7,269      134,861      134,840       -44,149        -3,431
      Income taxes payable                              -445,253      329,185       71,000        50,000             0
                                                    ------------ ------------ ------------  ------------  ------------
        Net cash provided by (used for) operating
          activities                                    -874,131    1,737,840    1,313,410     4,218,936     5,084,796
                                                    ------------ ------------ ------------  ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                  -757,779   -3,478,477  -12,965,686    -5,650,671   -14,625,149
  Construction contract payable                          -58,732   -1,097,994    1,156,726             0             0
  Purchase of securities available for sale                    0     -750,000     -500,000             0      -763,872
  Proceeds from sale of securities                             0    1,346,725      108,852       270,454     1,714,052
  Repayments on loans to affiliates                            0            0            0             0             0
  Deposits and other assets                                    0            0            0       -30,420       -36,690
  Proceeds from sale of property                               0       -1,111      126,371        91,964             0
  Proceeds from fire litigation settlements            3,996,370    9,900,000   14,321,469             0             0
                                                    ------------ ------------ ------------  ------------  ------------
        Net cash provided by (used for) investing
          activities                                   3,179,859    5,919,143    2,247,732    -5,318,673   -13,711,659
                                                    ------------ ------------ ------------  ------------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Dividends paid                                        -468,580            0            0             0             0
  Payment of financing charge                           -988,789            0            0             0             0
  Proceeds from short-term borrowings                  1,320,052    2,272,253   17,083,985    10,307,260     3,533,443
  Principal repayments of short-term borrowings       -1,257,333   -7,544,262  -21,717,305    -4,061,179    -1,827,300
                                                    ------------ ------------ ------------  ------------  ------------
        Net cash provided by (used for) financing
          activities                                  -1,394,650   -5,272,009   -4,633,320     6,246,081     1,706,143
                                                    ------------ ------------ ------------  ------------  ------------

        Net Increase (Decrease) in Cash             $    911,078 $  2,384,974 $ -1,072,178  $  5,146,344  $ -6,920,720
                                                    ============ ============ ============  ============  ============

Source: Audited financial statements.

                            FAIR GROUNDS CORPORATION
                    COMPARATIVE COMBINED STATEMENT OF INCOME
              THE LATEST TWELVE MONTHS ENDED APRIL 30, 1999 - 2000,
                 AND THE SIX MONTHS ENDED APRIL 30, 1998 - 2000

                                              LTM ENDED         LTM ENDED               SIX MONTHS ENDED APRIL 30,
                                           APRIL 30, 2000     APRIL 30, 1999        2000           1999           1998
                                           --------------     --------------     -----------    -----------    -----------
Revenues
  Pari-mutuel commissions                    $24,895,210        $25,412,722      $15,658,553    $16,054,094    $14,392,714
  Breakage                                       677,684            649,147          416,065        436,399        306,074
  Uncashed mutuel tickets                        520,222            517,904          154,122        174,024        132,860
                                             -----------        -----------      -----------    -----------    -----------
      Total                                   26,093,116         26,579,773       16,228,740     16,664,517     14,831,648

  Less: pari-mutuel tax                        3,331,677          3,238,301        1,949,207      1,947,761      1,874,035
                                             -----------        -----------      -----------    -----------    -----------
  Commission income                           22,761,439         23,341,472       14,279,533     14,716,756     12,957,613

  Host track fees                             11,691,352          9,576,515       11,315,854      9,935,506      7,459,016
                                             -----------        -----------      -----------    -----------    -----------
      Total mutuel income                     34,452,791         32,917,987       25,595,387     24,652,262     20,416,629

  Concessions                                  2,201,192          2,306,550        1,679,434      1,750,315      1,638,553
  Admissions (net of taxes)                      654,100            713,675          530,440        573,967        613,361
  Parking                                         53,882             57,843           53,904         56,628         43,875
  Video poker                                  3,010,758          2,936,504          909,447        879,124        842,381
  Programs and forms                           1,452,098          1,587,566          867,361        870,268        881,264
  Miscellaneous                                  745,308            961,176          574,576        652,457        302,748
                                             -----------        -----------      -----------    -----------    -----------
      Total operating revenues                42,570,129         41,481,301       30,210,549     29,435,021     24,738,811

Racing expenses                               36,943,171         34,851,850       24,321,622     22,806,275     19,948,496
                                             -----------        -----------      -----------    -----------    -----------
      Gross profit                             5,626,958          6,629,451        5,888,927      6,628,746      4,790,315

General and administrative expenses            4,623,178          6,997,278        2,403,649      4,127,048      2,497,269
                                             -----------        -----------      -----------    -----------    -----------
      EBITDA                                   1,003,780           -367,827        3,485,278      2,501,698      2,293,046

Depreciation                                   1,610,932          1,864,844          828,397        980,516        963,539
                                             -----------        -----------      -----------    -----------    -----------
      EBIT                                      -607,152         -2,232,671        2,656,881      1,521,182      1,329,507

Other income (expense)
  Jazz and Heritage Festival income-net        1,064,900          1,904,925          870,504      1,054,646        526,694
  Interest expense                               -20,050            -12,846          -10,576        -10,309        -17,215
  Interest income                                128,542            132,129           39,517         69,520         68,212
  Other                                         -988,789            -81,320                0              0         56,553
                                             -----------        -----------      -----------    -----------    -----------
      Pretax income                             -422,549           -289,783        3,556,326      2,635,039      1,963,751

Income tax provision (benefit)                   -95,085           -197,273        1,315,841      1,174,670        726,588
                                             -----------        -----------      -----------    -----------    -----------
      NET INCOME                             $  -327,464        $   -92,510      $ 2,240,485    $ 1,460,369    $ 1,237,163
                                             ===========        ===========      ===========    ===========    ===========

Source: Audited financial statements.

                            FAIR GROUNDS CORPORATION
                                 MARGIN ANALYSIS
              THE LATEST TWELVE MONTHS ENDED APRIL 30, 1999 - 2000,
                 AND THE SIX MONTHS ENDED APRIL 30, 1998 - 2000

                                                 LTM ENDED            LTM ENDED                SIX MONTHS ENDED APRIL 30,
                                              APRIL 30, 2000       APRIL 30, 1999        2000             1999              1998
                                              --------------       --------------       ------           ------            ------
Revenues
  Pari-mutuel commissions                           58.5%                61.3%            51.8%            54.5%             58.2%
  Breakage                                           1.6                  1.6              1.4              1.5               1.2
  Uncashed mutuel tickets                            1.2                  1.2              0.5              0.6               0.5
                                                  ------               ------           ------           ------            ------
      Total                                         61.3                 64.1             53.7             56.6              60.0

  Less: pari-mutuel tax                              7.8                  7.8              6.5              6.6               7.6
                                                  ------               ------           ------           ------            ------
  Commission income                                 53.5                 56.3             47.3             50.0              52.4

  Host track fees                                   27.5                 23.1             37.5             33.8              30.2
                                                  ------               ------           ------           ------            ------
      Total mutuel income                           80.9                 79.4             84.7             83.8              82.5

  Concessions                                        5.2                  5.6              5.6              5.9               6.6
  Admissions (net of taxes)                          1.5                  1.7              1.8              1.9               2.5
  Parking                                            0.1                  0.1              0.2              0.2               0.2
  Video poker                                        7.1                  7.1              3.0              3.0               3.4
  Programs and forms                                 3.4                  3.8              2.9              3.0               3.6
  Miscellaneous                                      1.8                  2.3              1.9              2.2               1.2
                                                  ------               ------           ------           ------            ------
      Total operating revenues                     100.0                100.0            100.0            100.0             100.0

Racing expenses                                     86.8                 84.0             80.5             77.5              80.6
                                                  ------               ------           ------           ------            ------
      Gross profit                                  13.2                 16.0             19.5             22.5              19.4

General and administrative expenses                 10.9                 16.9              8.0             14.0              10.1
                                                  ------               ------           ------           ------            ------
      EBITDA                                         2.4                 -0.9             11.5              8.5               9.3

Depreciation                                         3.8                  4.5              2.7              3.3               3.9
                                                  ------               ------           ------           ------            ------
      EBIT                                          -1.4                 -5.4              8.8              5.2               5.4

Other income (expense)
  Jazz and Heritage Festival income-net              2.5                  4.6              2.9              3.6               2.1
  Interest expense                                   0.0                  0.0              0.0              0.0              -0.1
  Interest income                                    0.3                  0.3              0.1              0.2               0.3
  Other                                             -2.3                 -0.2              0.0              0.0               0.2
                                                  ------               ------           ------           ------            ------
      Pretax income                                 -1.0                 -0.7             11.8              9.0               7.9

Income tax provision (benefit)                      -0.2                 -0.5              4.4              4.0               2.9
                                                  ------               ------           ------           ------            ------
      NET INCOME                                    -0.8%                -0.2%             7.4%             5.0%              5.0%
                                                  ======               ======           ======           ======            ======

                            FAIR GROUNDS CORPORATION
                       COMPARATIVE COMBINED BALANCE SHEET
                           As of April 30, 1999 - 2000

                                                                                2000              1999
                                                                            -----------       -----------
      ASSETS

Current Assets
  Cash and equivalents                                                      $ 5,695,017       $ 4,496,293
  Accounts receivable                                                         1,566,900         1,593,220
  Mutuel settlements                                                            274,598           389,990
  Inventories                                                                   140,980           127,529
  Deferred income taxes                                                         103,600            59,940
  Prepaid expenses                                                              911,700         1,815,138
                                                                            -----------       -----------
      Total current assets                                                    8,692,795         8,482,110

  Other assets                                                                   93,099           277,760
  Property, plant and equipment-net                                          37,596,797        38,610,183
                                                                            -----------       -----------
      TOTAL ASSETS                                                          $46,382,691       $47,370,053
                                                                            ===========       ===========

      LIABILITIES AND STOCKHOLDERS' EQUITY

  Notes payable                                                             $   500,000       $   635,985
  Accounts payable                                                              351,818           209,725
  Accrued liabilities                                                         3,415,193         2,796,799
  Income taxes payable                                                        1,436,885         2,647,328
                                                                            -----------       -----------
      Total current liabilities                                               5,703,896         6,289,837

  Deferred income taxes                                                       9,652,819         7,043,865

Stockholders' Equity
  Common stock                                                                1,525,092         1,525,092
  Additional paid-in capital                                                  1,936,702         1,936,702
  Retained earnings                                                          27,599,707        30,610,082

  Less: Cost of treasury stock                                                   35,525            35,525
                                                                            -----------       -----------
      Net stockholders' equity                                               31,025,976        34,036,351
                                                                            -----------       -----------
      TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                              $46,382,691       $47,370,053
                                                                            ===========       ===========
Working Capital                                                             $ 2,988,899       $ 2,192,273
Current Ratio                                                                       1.5               1.3

Source: Audited financial statements.

                                  FAIR GROUNDS
                          DAILY STOCK PRICE AND VOLUME
                                6/30/99-6/30/00

                                    [GRAPH]